UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2005

FINDEX.COM, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0379462
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11204 Davenport Street, Suite 100, Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 333-1900

N/A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report.

On October 3, 2005, our management and board of directors determined that we will revise our previously issued consolidated balance sheets, statements of operations, statements of stockholders’ equity, and statements of cash flows for the fiscal years ended December 31, 2003 and December 31, 2004 and each of the three month periods June 30, 2003, September 30, 2003, March 31, 2004 and June 30, 2004 and concluded that such previously issued financial statements, including the December 31, 2004 financial statements contained in our registration statement on Form SB-2 originally filed by us on November 22, 2004 but not yet declared effective by the Securities and Exchange Commission (“SEC”), should no longer be relied upon.

In order to address comments from the staff (the “Staff”) of the SEC in connection with the Staff’s review of our Form SB-2/A, our management and our board of directors concluded that we should make certain revisions correcting an error on our part in previously recording the full amount, $266,301, of an adjustment to our rebates reserve in only the three months ended June 30, 2004 as opposed to having such adjustment reflected for each of the prior periods that were affected. Our management has determined that in its best estimate, its judgment as to the adequacy of the reserve for rebates would have begun to change during the second quarter of 2003. Further, management believes that as we progressed further from the date of the original rebate program, our assessment of the reserve balance would have grown exponentially rather than equally over the quarters affected. Therefore, we have determined that an adjustment to the reserve for rebates in the amount of $14,793 (6% of the $266,301 total adjustment) for the second quarter of 2003; $50,297 (19% of the total adjustment) for the third quarter of 2003; $59,172 (22% of the total adjustment) for the fourth quarter of 2003 ($124,262 or 47% in total for 2003); $66,575 (25% of the total adjustment) for the first quarter of 2004; and $75,464 (28% of the total adjustment) for the second quarter of 2004 ($142,039 or 53% in total for 2004) would be appropriate and we are undertaking to restate our financial statements for the relevant periods accordingly. Specifically, these adjustments, along with the related income tax effects, will be reflected in the restated filings on Form 10-QSB/A for the periods ended March 31, 2004, June 30, 2004 (with 2003 comparative), and September 30, 2004 (with 2003 comparative) and on Form 10-KSB/A for the year ended December 31, 2004 (with 2003 comparative).

We expect to complete the restatements and file the amended reports within the next thirty days. There can be no assurance, however, that we will be able to complete and file these amended reports within this time frame.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2005	FINDEX.COM, INC.
By: /s/ Steven Malone
Steven Malone
President & Chief Executive Officer